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                         NOTICE OF GUARANTEED DELIVERY

                                      FOR

                        TENDER OF SHARES OF COMMON STOCK

                                       OF

                                ORANGE-CO, INC.

                                       TO

                              OJ ACQUISITION CORP.

                       WHICH IS INDIRECTLY CONTROLLED BY

                        RESERVOIR CAPITAL GROUP, L.L.C.

                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)

     This Notice of Guaranteed Delivery or one substantially equivalent hereto must be used to accept the Offer (as defined below) if certificates ("Share Certificates") representing shares of common stock, par value $.50 per share (the "Shares"), of Orange-co, Inc., a Florida corporation (the "Company"), are not immediately available, if time will not permit all required documents to reach SunTrust Bank, Atlanta (the "Depositary") on or prior to the Expiration Date (as defined in the Offer to Purchase) or if the procedures for delivery by book-entry transfer cannot be completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission or mail to the Depositary. See Section 3 of the Offer to Purchase.

                        The Depositary for the Offer is:
                             SUNTRUST BANK, ATLANTA

      Facsimile for Eligible                    By Mail:                    By Overnight Courier:
          Institutions:                  SunTrust Bank, Atlanta             SunTrust Bank, Atlanta
           404-865-5371                   Post Office Box 4625            Stock Transfer Department
      Confirm by Telephone:              Atlanta, Georgia 30302               58 Edgewood Avenue
          1-800-568-3476                                                       Room 225, Annex
                                                                            Atlanta, Georgia 30303

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.
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Ladies and Gentlemen:

     The undersigned hereby tenders to OJ Acquisition Corp., a Florida corporation ("Purchaser"), all the stock of which is owned by Reservoir Capital Partners, L.P., a Delaware limited partnership ("RCP"), Reservoir Capital Associates, L.P., a Delaware limited partnership ("RCA") and Reservoir Capital Master Fund, L.P., a limited partnership organized under the laws of the Cayman Islands ("RCMF"), upon the terms and subject to the conditions set forth in the Offer to Purchase, dated October 1, 1999 (the "Offer to Purchase"), and in the related Letter of Transmittal (which together constitute the "Offer"), receipt of each of which is hereby acknowledged, the number of Shares indicated below pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase.

  Number of Shares:                                                 Name(s) of Record Holder(s):
  -----------------------------------------------------------       --------------------------------------------
  -----------------------------------------------------------       --------------------------------------------
                                                                    (PLEASE PRINT)

  Certificate Nos. (if available):                                  Address(es):
  -----------------------------------------------------------       --------------------------------------------
  -----------------------------------------------------------       --------------------------------------------
                                                                    (ZIP CODE)

  Check box if Shares will be tendered by book-entry transfer
    (including through DTC's ATOP):                                 Area Code and Tel. No.:

  // The Depository Trust Company
                                                                    --------------------------------------------

                                                                    Signature(s):
                                                                    --------------------------------------------

  Account Number:
                                                                    --------------------------------------------

                                                                    Dated: , 1999
  -----------------------------------------------------------

                     THE GUARANTEE BELOW MUST BE COMPLETED

                                   GUARANTEE

                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a firm that is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program, hereby guarantees to deliver to the Depositary at one of its addresses set forth above either the certificates representing all tendered Shares, in proper form for transfer, a Book-Entry Confirmation (as defined in the Offer to Purchase), together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, or, in the case of book-entry delivery of Shares, an Agent's Message (as defined in the Offer to Purchase), and any other documents required by the Letter of Transmittal within three trading days after the date of execution of this Notice of Guaranteed Delivery. A "trading day" is any day on which The New York Stock Exchange is open for business.

  --------------------------------------------       -----------------------------------------------------------
  (NAME OF FIRM)                                     (AUTHORIZED SIGNATURE)
  --------------------------------------------       -----------------------------------------------------------
  (ADDRESS)                                          (TITLE)
  --------------------------------------------       -----------------------------------------------------------
  (ZIP CODE)                                         (PLEASE PRINT)

  Area code and Tel. No.:                            Dated: , 1999

NOTE: DO NOT SEND SHARE CERTIFICATES WITH THIS NOTICE OF GUARANTEED DELIVERY. SHARE CERTIFICATES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.

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